                                                                     EXHIBIT 1.1



                        LITCHFIELD FINANCIAL CORPORATION


                                 $_____________

                             _____% NOTES DUE _____



                             UNDERWRITING AGREEMENT



                                                             ___________________



________________________

________________________

________________________

________________________




Ladies and Gentlemen:

         Litchfield Financial Corporation, a Massachusetts corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters") for whom you are acting as the representatives (the "Representatives") an aggregate $______________ principal amount of its _____% Notes Due _____ (the "Notes"). The Notes are to be sold to the Underwriters, acting severally and not jointly, in such amounts as are set forth in Schedule I hereto opposite the name of such Underwriter. The Notes are to be issued pursuant to an Indenture, to be dated as of _______________, between the Company and The Bank of New York, as trustee (the "Trustee"), as amended and supplemented by a supplemental indenture to be dated as of _______________. Such Indenture, as amended and supplemented, is herein referred to as the "Indenture."

         1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) The Company has filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a



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         registration statement on Form S-3 (Registration No. 333-_________), including the related preliminary prospectus, preliminary prospectus supplement and a Form T-1 pursuant to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses and amended preliminary prospectus supplements as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required, relating to the Notes. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses and prospectus supplements contained therein and any supplements thereto, have been delivered to you. Such registration statement, including the prospectus, prospectus supplement, Part II, all financial schedules and exhibits thereto, all information incorporated by reference thereto, and all information deemed to be a part of such Registration Statement pursuant to Rule 430A under the Securities Act, as amended at the time when it shall become effective, is herein referred to as the "Registration Statement," and the prospectus and prospectus supplement used in connection with the offer and sale of the Notes included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus and prospectus supplement used in connection with the offer and sale of the Notes included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective Prospectus." Any prospectus and prospectus supplement used in connection with the offer and sale of the Notes included in the Registration Statement and in any amendment thereto prior to the date the Notes are first offered to the public is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations promulgated by the Commission under either the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Trust Indenture Act, as applicable.

                  (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the first sentence of the last paragraph on the cover page and in the fourth and fifth paragraphs under the caption "Underwriting" in the Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Exchange Act, the




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         Trust Indenture Act and the Rules and Regulations and will comply with the requirements of the Securities Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the first sentence of the last paragraph on the cover page and in the fourth and fifth paragraphs under the caption "Underwriting" in the Final Prospectus) or information contained in the Form T-1 of the Trustee other than information furnished to the Trustee by the Company specifically for inclusion therein.

                  (c) The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation, joint venture or partnership in which the Company or any subsidiary of the Company has an ownership interest) is duly organized and validly existing and in good standing under the laws of the respective jurisdictions of their organization or incorporation, as the case may be, with full power and authority (corporate, partnership and other, as the case may be) to own their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and are in good standing in all jurisdictions wherein the nature of their business or the character of property owned or leased may require them to be qualified or authorized to do business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the respective businesses in which they are engaged in the Effective Prospectus and the Final Prospectus.

                  (d) The outstanding stock of each of the Company's corporate subsidiaries is duly authorized, validly issued, fully paid and nonassessable. All of the outstanding stock of each of the Company's corporate subsidiaries is owned by the Company, clear of any lien, encumbrance, pledge, equity or claim of any kind. Neither the Company nor any of its subsidiaries is a partner or joint venturer in any partnership or joint venture.

                  (e) The Notes have been duly and validly authorized and, when executed and authenticated in accordance with the Indenture and delivered and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture, and will conform in all material respects to the description thereof contained in the Effective Prospectus and the Final Prospectus.





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                  (f)      The Company has full legal right, power and authority
         to enter into this Agreement and the Indenture and to sell and deliver the Notes to the Underwriters as provided herein, and this Agreement and the Indenture have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their terms. The Indenture conforms in all material respects to the requirements of and has been qualified under the Trust Indenture Act. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement or the Indenture by the Company or the consummation by the Company of the transactions contemplated hereby or thereby, except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. or under the Securities Act, the Trust Indenture Act or state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters. The issue and sale of the Notes by the Company, the Company's performance of this Agreement and the Indenture and the consummation of the transactions contemplated hereby or thereby will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a default by the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries or any of their respective properties is subject, the Articles of Organization or bylaws of the Company or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company, or any subsidiary or any of their respective properties. Neither the Company nor any subsidiary is in violation of its Articles of Organization, partnership agreement or joint venture agreement, as the case may be, or bylaws or any law, administrative rule or regulation or arbitrator's or administrative or court decree, judgment or order or in violation or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound.

                  (g) The consolidated financial statements and the related notes of the Company included in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the financial position, results of operations and changes in financial position and cash flow of the Company and its subsidiaries, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The other financial statements and schedules included in or as schedules to the Registration Statement conform to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations and present fairly the information presented therein for the periods shown. The financial and statistical data set forth in the Effective Prospectus and the Final Prospectus under the captions "Prospectus Summary," "Use of Proceeds," "Capitalization," "Selected Consolidated Financial Information," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business" and "Principal Stockholders" fairly presents the



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         information set forth therein on the basis stated in the Effective
         Prospectus and the Final Prospectus. Ernst & Young, whose reports appear or are incorporated by reference in the Effective Prospectus and the Final Prospectus, are independent accountants as required by the Securities Act and the Rules and Regulations.

                  (h) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, ______, and its Quarterly Reports filed on Form 10-Q for the quarters ended _______________, and its current reports filed on Form 8-K dated ______________, respectively, at the time of filing with the Commission, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable and the Rules and Regulations and none of such documents or statements contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (i) Subsequent to December 31, _____, neither the Company nor any subsidiary has sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed or incorporated by reference in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interests, joint venture interests, long-term debt, obligations under capital leases or short-term borrowings of the Company and its subsidiaries or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any adverse change, or any development involving a prospective adverse change, in the general affairs, management, business, prospects, financial position, net worth or results of operations of the Company or its subsidiaries, except in each case as described or incorporated by reference in or contemplated by the Effective Prospectus and the Final Prospectus.

                  (j) Except as described or incorporated by reference in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company, any of its subsidiaries or any of their officers or directors is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or result in a material adverse change in the business condition (financial or other), prospects, financial position, net worth or results of operations of the Company or its subsidiaries.





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                  (k)      There are no contracts or other documents required by
         the Securities Act or by the Rules and Regulations to be described or incorporated by reference in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described, incorporated by reference or filed as required.

                  (l) Except as described or incorporated by reference in the Effective Prospectus and the Final Prospectus, the Company and each of its subsidiaries have good and marketable title to all real and material personal property owned by them, free and clear of all liens, charges, encumbrances or defects except those reflected in the financial statements hereinabove described. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company are held under valid, subsisting and enforceable leases. The Company or its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

                  (m) The Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, except as disclosed in the Effective Prospectus and the Final Prospectus, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation.

                  (n) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due therefrom; and there is no tax deficiency that has been, nor does the Company or any subsidiary have knowledge of any tax deficiency which is likely to be, asserted against the Company or its subsidiaries, which if determined adversely could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or other) of the Company or its subsidiaries.

                  (o) The Company and its subsidiaries operate their business in conformity in all material respects with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of governmental bodies. The Company and its subsidiaries have all licenses, approvals or consents to operate their respective business in all locations in which such businesses are currently being operated, and the Company and its subsidiaries are not aware of any existing or imminent matter which may adversely impact their operations or business prospects other than as specifically disclosed in the Effective Prospectus and the Final Prospectus. The Company has not engaged in any activity, whether alone or in concert with one of its customers, creating the potential for exposure to material civil or criminal monetary liability or other material sanctions under federal or state laws regulating consumer credit transactions, debt collection practices or land sales practices.




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                  (p)      Neither the Company nor any of its subsidiaries have
         failed to file with the applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order where the failure to file the same would have a material adverse effect on the Company and its subsidiaries, taken as a whole; all such filings or submissions were in material compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. Neither the Company nor any of its subsidiaries have failed to maintain in full force and effect any license or permit necessary or proper for the conduct of its business, or received any notification that any revocation or limitation thereof is threatened or pending, and, except as disclosed in the Effective Prospectus and the Final Prospectus, there is not pending any change under any law, regulation, license or permit which could materially adversely affect its business, operations, property or business prospects. Neither the Company nor any of its subsidiaries have received any notice of violation of or been threatened with a charge of violating and are not under investigation with respect to a possible violation of any provision of any law, regulation or order.

                  (q) No labor dispute exists with the Company's employees or with employees of its subsidiaries or is imminent which could materially adversely affect the Company or any of its subsidiaries. The Company is not aware of any existing or imminent labor disturbance by its employees or by any employees of its subsidiaries which could be expected to materially adversely effect the condition (financial or otherwise), results of operations, properties, affairs, management, business affairs or business prospects of the Company or any of its subsidiaries.

                  (r) Except as disclosed in the Effective Prospectus and the Final Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, the licenses, copyrights, trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of its subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or its subsidiaries.

                  (s) The Company has not taken, directly or indirectly, any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Notes to facilitate the sale of the Notes, and the Company is not aware of any such action taken or to be taken by any affiliates of the Company.

         2.       PURCHASE, SALE AND DELIVERY OF THE NOTES.

                  (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees




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         to sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase at a purchase price of $_________ per each $1,000 principal amount, the number of Notes set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Certificates in definitive form for the Notes which each Underwriter has agreed to purchase hereunder shall be delivered by or on behalf of the Company to the Underwriters for the account of such Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by same day funds due to the order of the Company, at the offices of ______________________, or at such other place as may be agreed upon by ___________ and the Company, at 10:00 A.M., ___________ time, on the third full business day after this Agreement becomes effective, or at such other time not later than the seventh full business day thereafter as the Representatives and the Company may determine, such time of delivery against payment being herein referred to as the "Closing Date." The Notes to be delivered will be in such denominations and registered in such names as ____________ may request not less than 48 hours prior to the Closing Date. It is understood that you may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Notes to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

         3. OFFERING BY THE UNDERWRITERS. After the Registration Statement becomes effective, the several Underwriters propose to offer for sale to the public the Notes at the price and upon the terms set forth in the Final Prospectus.

         4. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Underwriters that:

                  (a) The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424 and 430A of the Rules and Regulations and to notify you promptly (in writing, if requested) of all such filings. The Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Notes; and the Company shall not file any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which is not approved by you after reasonable notice thereof. The Company shall advise you promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Notes for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such



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         order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                  (b) The Company will take or cause to be taken all necessary action and furnish to whomever you direct such information as may be reasonably required in qualifying the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate (which shall not include the State of New York unless the Company otherwise requests) and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation.

                  (c) Within the time during which a Final Prospectus relating to the Notes is required to be delivered under the Securities Act, the Company shall comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company shall promptly notify you and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                  (d) The Company will furnish without charge to the Representatives and make available to the Underwriters copies of the Registration Statement (four of which shall be signed and shall be accompanied by all exhibits, including any which are incorporated by reference, which have not previously been furnished), each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request. The Company will deliver to each Underwriter a copy of each document incorporated by reference in the effective Prospectus and the Final Prospectus which has not previously been furnished.

                  (e) The Company will (i) deliver to you at such office or offices as you may designate as many copies of the Preliminary Prospectus and Final Prospectus as you may reasonably request, and (ii) for a period of not more than nine months after the Registration Statement becomes effective, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as you may reasonably request.






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                  (f)      The Company shall make generally available to its
         security holders, in the manner contemplated by Rule 158(b) under the Securities Act as promptly as practicable and in any event no later than 90 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earning statement satisfying the provisions of Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

                  (g) The Company will apply the net proceeds from the sale of the Notes as set forth under the caption "Use of Proceeds" in the Final Prospectus.

                  (h) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of all reports and other communications (financial or other) furnished by the Company to its shareholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

                  (i) The Company will not at any time, directly or indirectly, take any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Notes to facilitate the sale or resale of any of the Notes. The Company will not make bids for or purchases of or induce bids for or purchases of, directly or indirectly, any Notes until the distribution of all Notes has been completed.

         5. EXPENSES. The Company agrees with the Underwriters that (a) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company hereunder, including, but not limited to, (i) the Commission's registration fee,
(ii) the expenses of printing (or reproduction) and distributing the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each Preliminary Prospectus, the Effective Prospectus, the Final Prospectus, any amendments or supplements thereto, and this Agreement and other underwriting documents, including Underwriter's Questionnaires, Underwriter's Powers of Attorney, Blue Sky Memoranda and Agreements Among Underwriters, (iii) fees and expenses of accountants and counsel for the Company, (iv) expenses of registration or qualification of the Notes under state Blue Sky and securities laws, including the fees and disbursements of counsel to the Underwriters in connection therewith, (v) filing fees paid or incurred by the Underwriters and related fees and expenses of counsel to the Underwriters in connection with filings with the National Association of Securities Dealers, Inc. ("NASD"), (vi) all travel, lodging and reasonable living expenses incurred by the Company in connection with marketing, dealer and other meetings attended by the Company and the Underwriters in marketing the Notes, (vii) the costs and charges of the Company's transfer agent, registrar, paying agent, and redemption agent, and the cost of preparing the certificates for the Notes, (viii) the fees and expenses of the Trustee in connection with the Indenture and the Notes, and (ix) all other costs and expenses incident to the performance of their obligations hereunder not otherwise provided for in this Section; and (b) all out-of-pocket




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expenses, including counsel fees, disbursements and expenses, incurred by the
Underwriters in connection with investigating, preparing to market and marketing the Notes and proposing to purchase and purchasing the Notes under this Agreement, will be borne and paid by the Company if the sale of the Notes provided for herein is not consummated by reason of the termination of this Agreement by the Company pursuant to Section 12(a)(i), or because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement. Except as provided in this Section 5, the Underwriters shall pay all of their own expenses.

         6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The respective obligations of the Underwriters to purchase and pay for the Notes shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of all of their covenants and agreements hereunder and to the following additional conditions:

                  (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., Washington, D.C. time, on the day following the date of this Agreement, or such later time and date as shall have been consented to by the Representatives and all filings required by Rule 424, Rule 430A and Rule 462 of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to your satisfaction; and the NASD, upon review of the terms of the public offering of the Notes, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

                  (b) No Underwriter shall have advised the Company that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in your judgment, is material, or omits to state a fact which, in your judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading and the Company shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

                  (c) The Representatives shall have received an opinion, dated the Closing Date, from Hutchins, Wheeler & Dittmar, counsel for the Company, substantially to the effect that:

                           (i) The Company is validly existing in good standing as a corporation under the laws of the Commonwealth of Massachusetts, with corporate power and authority to own its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the Company and its subsidiaries taken as a whole. The Company holds all licenses, certificates, permits, franchises and authorizations from governmental authorities which are material to the conduct of its business in all locations in which such business is currently being conducted.

                           (ii) Each of the Company's subsidiaries is validly existing and in good standing under the laws of the state of its incorporation or organization, as the case may be, with power and authority to own its properties and conduct its business as now conducted, and is duly qualified or authorized to do business and is in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the business of the Company and its subsidiaries taken as a whole. The outstanding stock of each of the Company's subsidiaries is duly authorized, validly issued, fully paid and nonassessable. All of the outstanding stock of each of the corporate subsidiaries is owned beneficially and of record by the Company, free and clear of all liens, encumbrances, equities and claims. No options or warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's subsidiaries are outstanding. Each of the Company's subsidiaries holds all licenses, certificates, permits, franchises and authorizations from governmental authorities which are material to the conduct of its business in all locations in which such business is currently being conducted.

                           (iii) The Indenture has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other laws affecting creditors' rights generally. The Indenture has been qualified under the Trust Indenture Act. The Notes have been duly and validly authorized and when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters as provided herein will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture, and conformed to the description thereof contained in the Effective Prospectus and the Final Prospectus.

                           (iv) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the several Underwriters. The performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not conflict with or result in a breach or violation by the Company of any of the terms or provisions of, or constitute a default by the Company under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which the Company or its properties is subject, the Articles of Organization or bylaws of the Company, any statute, or any judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties.

                           (v) The Company has full legal right, power and authority to enter into this Agreement and the Indenture and to issue, sell and deliver the Notes to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other laws affecting creditors' rights generally.

                           (vi) Except as described in the Final Prospectus, there is not pending, or to the best knowledge of such counsel threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its subsidiaries, could result in any material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company or any of its subsidiaries.

                           (vii) To the best knowledge of such counsel, no default exists, and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which the Company or any of its subsidiaries is a party or to which they or their properties are subject, or of the Articles of Organization or bylaws of the Company or any of its subsidiaries.

                           (viii) The statements under the captions "Business -- Regulation" and "Business -- Legal Proceedings" in the Company's most recent Annual Report on Form 10-K filed with the Commission, insofar as such statements constitute summaries of the legal matters, documents and proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein in all material respects.

                           (ix) The Registration Statement and all post effective amendments thereto have become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration

                  Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rule 424, Rule 430A and Rule 462 of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly the information required to be stated; and such counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                           (x) The information in the Effective Prospectus and the Final Prospectus under the caption "Description of the Notes," insofar as it purports to summarize the provisions of the Notes, is correct in all material respects.

         In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein).

                  (d) The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Bass, Berry & Sims PLC, counsel for the Underwriters, with respect to the Registration Statement and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. Such counsel may rely on Hutchins, Wheeler & Dittmar as to matters of Massachusetts law.

                  (e) The Representatives shall have received from Ernst & Young, a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date, in form and substance satisfactory to the Representatives, stating that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

                           (i) In their opinion, the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, and/or condensed financial statements derived from audited financial statements of the Company;

                           (ii) On the basis of a reading of the latest available interim consolidated financial statements (unaudited) of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Representatives, nothing came to their attention that caused them to believe that:

                                    (A)      the unaudited financial statements
                           included in the Registration Statement do not comply as to form in all material respects with the accounting requirements of the federal securities laws and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited financial statements contained in the Registration Statement;

                                    (B)      any other unaudited financial
                           statement data included or incorporated by reference in the Final Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which data was derived and any such unaudited data were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements included in the Prospectus;

                                    (C)      at a specified date not more than
                           five days prior to the date of delivery of such respective letter, there was any change in the consolidated capital stock, decline in stockholders' equity or increase in long-term debt of the Company and its subsidiaries, or other items specified by the Underwriters in each case as compared with amounts shown in the latest balance sheets included in the Final Prospectus, except in each case for changes, decreases or increases which the Final Prospectus discloses have occurred or may occur or which are described in such letters; and

                                    (D)      for the period from the closing
                           date of the latest consolidated statements of income included in the Effective Prospectus and the Final Prospectus to a specified date not more than five days prior to the date of delivery of such respective letter, there were any decreases in total revenues or net income of the Company, or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the corresponding period of the preceding year, except in each case for decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter.

                           (iii) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Effective Prospectus and the Final Prospectus and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries or to analyses and schedules prepared by the Company and its subsidiaries from its detailed accounting records.

         In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Ernst & Young, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the stockholders' equity or long-term debt of the Company as compared with the amounts shown in the latest consolidated balance sheets of the Company included in the Final Prospectus, or a material adverse change in total revenues or net income, of the Company, in each case as compared with the corresponding period of the prior year.

                  (f) There shall have been furnished to you a certificate, dated the Closing Date and addressed to you, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company to the effect that:

                           (i) the representations and warranties of the Company in Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

                           (iii) all filings required by Rule 424, Rule 430A and Rule 462 of the Rules and Regulations have been made;

                           (iv)     they have carefully examined the
                  Registration Statement, the Effective Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                           (v) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

                  (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, and except as stated therein, the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company and its subsidiaries taken as a whole, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, net worth results of operations or condition (financial or other) of the Company and its subsidiaries taken as a whole, which loss, interference, litigation or change, in your judgment shall render it unadvisable to commence or continue the offering of the Notes at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Notes.

         All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Representatives and its counsel. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives shall reasonably request.

         7. CONDITION OF THE COMPANY'S OBLIGATIONS. The obligations hereunder of the Company are subject to the condition set forth in Section 6(a) hereof.

         8.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Company contained herein, (ii) any failure of the Company to perform its obligations hereunder or under law or (iii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any

         Blue Sky application or other written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Notes under the securities laws thereof (a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last sentence of the first paragraph on the cover page and in the fourth and fifth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and the Final Prospectus and the Effective Prospectus).

                  (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use therein (it being understood that the only information so provided is the information included in the last sentence of the first paragraph on the cover page and in the fourth and fifth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus);

                  (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this

         Section 8 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that the indemnified party shall have the right to employ separate counsel if, in its reasonable judgment, it is advisable for the indemnified party and any other Underwriter to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the indemnifying party. The Company shall not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened action or claim or related cause of action or portion of such cause of action in respect of which the Company reasonably believes any Underwriter may seek indemnification hereunder (whether or not such Underwriter is a party of such action or claim), unless such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such action or claim (or related cause of action or portion thereof).

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this Section 8 is for any reason held to be unavailable to the Underwriters or the Company or is insufficient to hold harmless an indemnified party, then the Company shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Notes (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose). No Underwriter or person controlling such Underwriter shall be obligated to make contribution hereunder which in the aggregate exceeds the underwriting discount applicable to the Notes purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same or any similar claim. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of
         Section 15 of the Securities Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of
         Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

         9. DEFAULT OF UNDERWRITERS. If any Underwriter defaults in its obligation to purchase Notes hereunder and if the total amount of Notes which such defaulting Underwriter agreed but failed to purchase is ten percent or less of the total amount of Notes to be sold hereunder, the non-defaulting Underwriters shall be obligated severally to purchase (in the respective proportions which the amount of Notes set forth opposite the name of each non-defaulting Underwriter in Schedule I hereto bears to the total amount of Notes set forth opposite the names of all the non-defaulting Underwriters), the Notes which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter so defaults and the total amount of Notes with respect to which such default or defaults occur is more than ten percent of the total amount of Notes to be sold hereunder, and arrangements satisfactory to the other Underwriters and the Company for the purchase of such Notes by other persons (who may include the non-defaulting Underwriters) are not made within 36 hours after such default, this Agreement, insofar as it relates to the sale of the Notes, will terminate without liability on the part of the non-defaulting Underwriters or the Company except for (i) the provisions of Section 8 hereof, and (ii) the expenses to be paid or reimbursed by the Company pursuant to
Section 5. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. SURVIVAL CLAUSE. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person, (ii) any termination of this Agreement and (iii) delivery of and payment for the Notes.

         11. EFFECTIVE DATE. This Agreement shall become effective at whichever of the following times shall first occur after execution of this
Agreement: (i) at 11:30 A.M., Washington, D.C. time, on the next full business day following the date on which the Registration Statement becomes effective or
(ii) at such time after the Registration Statement has become effective as the Representatives shall release the Notes for sale to the public; provided, however, that the provisions of Sections 5, 8, 10 and 11 hereof shall at all times be effective. For purposes of this Section 11, the Notes shall be deemed to have been so released upon the release by the Representatives for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Notes or upon the release by the Representatives of telegrams offering the Notes for sale to securities dealers, whichever may occur first.

         12.      TERMINATION.

                  (a) The Company's obligations under this Agreement may be terminated by the Company by notice to the Representatives (i) at any time before it becomes effective in accordance with Section 11 hereof, or (ii) in the event that the condition set forth in Section 7 shall not have been satisfied at or prior to the Closing Date.

                  (b) This Agreement may be terminated by the Representatives by notice to the Company (i) at any time before it becomes effective in accordance with Section 11 hereof; (ii) in the event that at or prior to the Closing Date the Company shall have failed, refused or been unable to perform any agreement on the part of the Company to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled; (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such Exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your reasonable judgment, makes it inadvisable to commence or continue the offering of the Notes to the public.

                  (c) This Agreement shall automatically terminate upon satisfaction and discharge of the Notes by the Company in accordance with the Indenture.

                  (d)      Termination of this Agreement pursuant to this
         Section 12 shall be without liability of any party to any other party other than as provided in Sections 5 and 8 hereof.

         13. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to the Representatives, ______________________________ or if sent to the Company shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 430 Main Street, Williamstown, Massachusetts 01267, Attention: Richard A. Stratton.

         14. MISCELLANEOUS. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company and the several Underwriters and for the benefit of no other person except that (i) the representations and warranties of the Company and contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act, and (ii) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, officers of the Company who have signed the Registration

Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act. No purchaser of Notes from any Underwriter will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Ohio. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. You hereby represent and warrant to the Company that you have authority to act hereunder on behalf of the several Underwriters, and any action hereunder taken by you will be binding upon all the Underwriters.

         If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and each of the several Underwriters.





                                         Very truly yours,

                                         LITCHFIELD FINANCIAL CORPORATION


                                         By:
                                             ---------------------------------
                                         Title:
                                               -------------------------------


Confirmed and accepted as of the
date first above written.



_________________________

_________________________

_________________________
For themselves and as
Representatives of the
Several Underwriters



By:
    ---------------------------------
Title:
      -------------------------------

                                   SCHEDULE I

                                  UNDERWRITERS


                                                             Principal Amount
                                                              of Notes to Be
                    Underwriter                                 Purchased
----------------------------------------------------         ----------------

__________________ .................................          $
                                                              ---------------
__________________ .................................
                                                              ---------------
__________________ .................................
                                                              ---------------
                                                              $
            TOTAL ..................................          ===============






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